UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MARCH 31, 2014


[LOGO OF USAA]
    USAA(R)

                             [GRAPHIC OF USAA TAX EXEMPT INTERMEDIATE-TERM FUND]

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      ANNUAL REPORT
      USAA TAX EXEMPT INTERMEDIATE-TERM FUND
      FUND SHARES o ADVISER SHARES
      MARCH 31, 2014

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PRESIDENT'S MESSAGE

"TAX-EXEMPT BONDS PERFORMED EXTREMELY WELL
DURING THE FIRST THREE MONTHS OF 2014 ON A         [PHOTO OF DANIEL S. McNAMARA]
COMBINATION OF DECLINING INTEREST RATES AND
IMPROVING CREDIT QUALITY."

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MAY 2014

After months of speculation about timing, the Federal Reserve (the Fed) finally began reducing -- or tapering -- its quantitative easing (QE) programs in January 2014. (Through its QE programs, the Fed had been buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month to push down long-term interest rates and stimulate economic growth.) Despite the onset of the taper, interest rates actually declined from their near-term peaks. Bond prices -- which tend to move in the opposite direction as interest rates -- increased. As a result, most fixed-income categories experienced positive returns during the reporting period overall.

The Fed began preparing the financial markets for tapering in May 2013, as U.S. economic conditions improved. By August, many investors had convinced themselves that the tapering announcement would be made at the Fed's September policy meeting. Instead, the Fed backed away from its prior guidance, saying it would continue buying the same amount of bonds every month. In December, it announced QE asset purchases would be trimmed by $10 billion beginning in January 2014. Additional tapering of $10 billion occurred in February and March, respectively, as the new Fed Chair Janet Yellen (who replaced Ben Bernanke) continued her predecessor's policies. The Fed also suggested it would continue reducing its asset purchases in $10 billion increments through the end of 2014. As the taper continues, USAA Asset Management Company expects market volatility generally to increase and longer-term interest rates to rise, but only at a gradual pace.

Tax-exempt bonds performed well during the first three months of 2014 on a combination of declining interest rates and improving credit quality. This may seem surprising to some, given the turmoil in the municipal market earlier in the reporting period -- the result of Detroit's Chapter 9 bankruptcy as well as suggestions that Puerto Rico was on the verge of default. Despite concerns about Puerto Rico, investors purchased $3.5 billion of new Puerto Rico tax-exempt bonds during March, giving the U.S. territory more time to deal with its financial struggles. The market's behavior, in my opinion, validates USAA Asset Management Company's commitment to credit research. During the reporting period, our USAA tax-exempt portfolios continued to benefit from the

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

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skills of our independent credit analysts. Because of their diligence, all of the USAA mutual funds have avoided headline defaults and Chapter 9 bankruptcies such as Detroit; Jefferson County, Alabama; and Stockton, San Bernardino, Vallejo, and Orange County, California. The portfolios also were significantly underweight in Puerto Rico tax-exempt bonds.

In spite of media noise, we believe municipal credit quality is improving overall. State and local governments are working hard to balance their budgets, generally through cost cutting and revenue increases. Occasional problems are likely (unfunded and underfunded pensions remain a long-term concern of ours), but we expect the default rate among municipal issuers to remain extremely low.

Meanwhile, our USAA tax-exempt money market funds are yielding almost zero, though they continue to provide safety and liquidity. Near the end of the reporting period, Yellen caused a stir when she suggested that short-term rates would go up "about" six months after tapering ends. The Fed subsequently clarified her statement to say that action on short-term rates remains data dependent, and in our view, action is unlikely anytime soon. It may be a good time to reassess your investment risk and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. If you need assistance, USAA advisors are available to help you -- free of charge.

Looking ahead, I expect the U.S. economy to gain strength, though at a slower pace than many of us would like. We will continue to monitor economic trends, Fed policy, events in Congress, and any other factors that may affect your investments.

Lastly, I would like to announce that Brooks Englehardt was named as my successor and is now president of USAA Investment Management Company, effective April 1, 2014. Mr. Englehardt joined USAA in 2009 and has over 25 years of experience within the investment industry and he looks forward to continuing USAA's legacy of providing competitive products and services to our most important clients -- you. From all of us at USAA Investment Management Company, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker-dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

   Distributions to Shareholders                                             17

   Report of Independent Registered Public Accounting Firm                   18

   Portfolio of Investments                                                  19

   Notes to Portfolio of Investments                                         40

   Financial Statements                                                      42

   Notes to Financial Statements                                             45

EXPENSE EXAMPLE                                                              60

TRUSTEES' AND OFFICERS' INFORMATION                                          62

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUNDS, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

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TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities, the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is between three and 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

       [PHOTO OF REGINA SHAFER]                   [PHOTO OF DIEDERIK OLIJSLAGER]
       REGINA SHAFER, CPA, CFA                    DIEDERIK OLIJSLAGER
       USAA Asset                                 USAA Asset
       Management Company                         Management Company

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o   HOW DID THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PERFORM DURING
    THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the annual period ended March 31, 2014, the Fund Shares and Adviser Shares had a total return of 0.85% and 0.64%, respectively, versus an average total return of --0.38% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to total returns of 0.14% for the Lipper Intermediate Municipal Debt Funds Index and 0.39% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.71% and 3.51%, respectively, compared to the Lipper category average of 2.36%.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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2  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April 2013, tax-exempt bonds posted gains, benefiting from supportive supply and demand conditions and the strength of the U.S. Treasury market, which municipals tend to follow over time. By mid-May, yields started to rise and bond prices (which move in the opposite direction) fell on speculation the Federal Reserve (the Fed) might start reducing (or tapering) its quantitative easing (known as QE) asset purchases. As the summer progressed, yields rose further. The municipal market faced significant tax-exempt mutual fund redemptions during the second half of 2013, which drove down municipal bond prices. In July, the city of Detroit filed for bankruptcy protection, further contributing to overall market volatility. After the Fed announced it would make no changes to its bond-buying programs in September, both U.S. Treasuries and municipal bonds rallied.

    The municipal market rally picked up steam again in 2014. After 34 consecutive weeks of redemptions, municipal bond mutual funds saw renewed investment inflows and tax-exempt prices rose on the strong demand. Supply conditions were also supportive. New issuance was light as higher interest rates made it less attractive for states and municipalities to issue debt.

    Intermediate-term municipal yields increased during the reporting period overall. The yield on a 10-year AAA-rated municipal was 1.91% at the beginning of the reporting period and ended the reporting period at 2.49%.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We continued to manage the Fund with an emphasis on income generation. The portfolio's long-term income distribution, not its price

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    appreciation, contributes the majority of its total returns (see page 7). The increase in tax-exempt yields during the reporting period gave us the opportunity to buy bonds with higher yields.

    As always, we relied on our team of credit analysts to evaluate the bonds we consider for purchase. These skilled professionals take a comprehensive approach to credit analysis, with a focus on both an issuer's willingness and its ability to repay its debt -- an approach that, we believe, continues to serve the Fund well. The value of credit research is emphasized, we believe, by events such as the Detroit bankruptcy filing and market fears about Puerto Rico's creditworthiness. We attempt to use credit research both to find value and to avoid potential pitfalls.

    During the reporting period, we continued to maintain a diversified portfolio primarily in investment-grade municipal bonds. Because of our income focus, the Fund generally is tilted toward bonds in the BBB (or better) rated categories. Our credit analysts helped us identify attractive risk/reward opportunities across the credit-quality spectrum. In addition, they continuously monitored the portfolio's holdings. The Fund continues to be diversified by sector, issuer, and geography, potentially limiting its exposure to an unexpected event. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

o   WHAT IS YOUR OUTLOOK?

    We continue to look for solid signs that the U.S. economy is on a path toward recovery and sustainable growth. Economic activity appears to be improving, benefiting in part from the strength of the housing market. The Fed, which has announced additional reductions in its asset purchases every month since January, may finish tapering by the end of 2014. Meanwhile, Janet Yellen -- the new Fed Chair -- has suggested that short-term interest rates could start climbing six months after the end of QE, sooner than investors previously anticipated.

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4  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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    Some state and local governments continue to face budgetary challenges, but we have confidence that they will continue working to maintain fiscal balance. We do not expect a material change in the longstanding debt repayment record of municipal issuers. Given the size and diversity of the tax-exempt market, occasional one-off credit problems will likely continue, but we expect them to remain the exception, not the rule.

    In the months ahead, we expect the tax-exempt market to take some of its direction from U.S. Treasuries, with interest rates generally trending higher. We believe that higher tax rates and continued lower issuance are likely to support municipal bond prices.

    Thank you for the opportunity to serve your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the alternative minimum tax.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USATX)

-----------------------------------------------------------------------------------------------
                                                    3/31/14                      3/31/13
-----------------------------------------------------------------------------------------------
Net Assets                                      $3,381.6 Million            $3,387.4 Million
Net Asset Value Per Share                            $13.36                      $13.75

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                       $0.496                      $0.497

Dollar-Weighted Average
Portfolio Maturity(+)                               8.6 Years                   9.1 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

-----------------------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/14
-----------------------------------------------------------------------------------------------
   1 Year                                5 Years                                10 Years
   0.85%                                  6.65%                                   4.34%

-----------------------------------------------------------------------------------------------
    30-DAY SEC YIELD AS OF 3/31/14*                           EXPENSE RATIO AS OF 3/31/13**
-----------------------------------------------------------------------------------------------
               2.27%                                                      0.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

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6  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS
ENDED MARCH 31, 2014

---------------------------------------------------------------------------------
               TOTAL RETURN     =     DIVIDEND RETURN    +      PRICE CHANGE
---------------------------------------------------------------------------------
10 Years           4.34%        =          4.31%         +          0.03%
5 Years            6.65%        =          4.25%         +          2.40%
1 Year             0.85%        =          3.69%         +         (2.84)%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2005--MARCH 31, 2014

 [CHART OF ANNUAL TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

---------------------------------------------------------------------------------
                  TOTAL RETURN    DIVIDEND RETURN    CHANGE IN SHARE PRICE
---------------------------------------------------------------------------------
3/31/2005             2.51%            4.29%                -1.78%
3/31/2006             3.69%            4.21%                -0.52%
3/31/2007             5.10%            4.30%                 0.80%
3/31/2008             0.44%            4.28%                -3.84%
3/31/2009            -1.22%            4.67%                -5.89%
3/31/2010            13.07%            5.01%                 8.06%
3/31/2011             2.29%            4.34%                -2.05%
3/31/2012            11.25%            4.47%                 6.78%
3/31/2013             6.31%            3.77%                 2.54%
3/31/2014             0.85%            3.69%                -2.84%

                                   [END CHART]

   NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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                                                        INVESTMENT OVERVIEW |  7

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/14, and assuming marginal federal tax
rates of:                            28.00%      36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years             4.31%            5.99%       6.82%       7.04%       7.61%
5 Years              4.25%            5.90%       6.72%       6.94%       7.50%
1 Year               3.69%            5.12%       5.83%       6.02%       6.51%

To match the Fund Shares' closing 30-day SEC Yield of 2.27% on 3/31/14,

A FULLY TAXABLE INVESTMENT MUST PAY:  3.15%       3.59%       3.70%       4.00%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

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Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2013 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

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8  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                       USAA TAX EXEMPT              LIPPER INTERMEDIATE
                        BARCLAYS MUNICIPAL            INTERMEDIATE-TERM                MUNICIPAL DEBT
                            BOND INDEX                   FUND SHARES                    FUNDS INDEX
03/31/04                    $10,000.00                   $10,000.00                     $10,000.00
04/30/04                      9,763.17                     9,815.46                       9,791.27
05/31/04                      9,727.77                     9,796.80                       9,778.77
06/30/04                      9,763.17                     9,847.77                       9,802.96
07/31/04                      9,891.66                     9,952.32                       9,901.09
08/31/04                     10,089.88                    10,130.42                      10,064.41
09/30/04                     10,143.44                    10,181.35                      10,095.86
10/31/04                     10,230.73                    10,255.29                      10,150.38
11/30/04                     10,146.34                    10,161.28                      10,068.70
12/31/04                     10,270.25                    10,284.40                      10,167.16
01/31/05                     10,366.23                    10,372.24                      10,211.21
02/28/05                     10,331.75                    10,339.17                      10,167.49
03/31/05                     10,266.59                    10,250.95                      10,092.35
04/30/05                     10,428.49                    10,412.82                      10,224.87
05/31/05                     10,502.20                    10,486.81                      10,283.12
06/30/05                     10,567.35                    10,538.76                      10,333.86
07/31/05                     10,519.59                    10,480.28                      10,278.76
08/31/05                     10,625.80                    10,587.27                      10,366.83
09/30/05                     10,554.23                    10,522.78                      10,313.60
10/31/05                     10,490.14                    10,461.25                      10,259.85
11/30/05                     10,540.50                    10,513.55                      10,300.94
12/31/05                     10,631.14                    10,602.25                      10,371.79
01/31/06                     10,659.83                    10,628.39                      10,398.52
02/28/06                     10,731.40                    10,705.96                      10,443.52
03/31/06                     10,657.39                    10,632.08                      10,382.06
04/30/06                     10,653.73                    10,610.08                      10,378.63
05/31/06                     10,701.18                    10,663.83                      10,427.45
06/30/06                     10,660.90                    10,621.98                      10,386.57
07/31/06                     10,787.71                    10,747.64                      10,494.68
08/31/06                     10,947.78                    10,901.00                      10,631.17
09/30/06                     11,023.93                    10,981.71                      10,694.03
10/31/06                     11,093.05                    11,035.28                      10,744.02
11/30/06                     11,185.53                    11,123.70                      10,810.39
12/31/06                     11,146.00                    11,084.41                      10,772.94
01/31/07                     11,117.47                    11,069.90                      10,750.05
02/28/07                     11,263.96                    11,209.67                      10,864.72
03/31/07                     11,236.19                    11,173.43                      10,854.03
04/30/07                     11,269.46                    11,211.00                      10,881.77
05/31/07                     11,219.56                    11,156.26                      10,839.47
06/30/07                     11,161.42                    11,094.21                      10,798.58
07/31/07                     11,247.94                    11,157.98                      10,867.77
08/31/07                     11,199.41                    11,072.80                      10,860.13
09/30/07                     11,365.13                    11,247.37                      10,991.43
10/31/07                     11,415.80                    11,287.80                      11,022.53
11/30/07                     11,488.59                    11,322.45                      11,097.26
12/31/07                     11,520.48                    11,296.26                      11,118.30
01/31/08                     11,665.75                    11,451.12                      11,299.77
02/29/08                     11,131.66                    10,906.38                      10,895.01
03/31/08                     11,449.83                    11,221.77                      11,128.07
04/30/08                     11,583.81                    11,335.73                      11,190.75
05/31/08                     11,653.85                    11,424.72                      11,257.42
06/30/08                     11,522.31                    11,314.11                      11,145.84
07/31/08                     11,566.10                    11,312.14                      11,196.00
08/31/08                     11,701.46                    11,437.80                      11,317.12
09/30/08                     11,152.72                    10,918.58                      10,893.08
10/31/08                     11,038.88                    10,638.95                      10,769.69
11/30/08                     11,073.98                    10,598.85                      10,789.11
12/31/08                     11,235.43                    10,468.41                      10,865.40
01/31/09                     11,646.67                    11,021.71                      11,306.18
02/28/09                     11,707.87                    11,067.65                      11,260.16
03/31/09                     11,710.00                    11,084.53                      11,252.91
04/30/09                     11,943.93                    11,354.43                      11,443.97
05/31/09                     12,070.29                    11,615.35                      11,573.71
06/30/09                     11,957.21                    11,519.66                      11,481.78
07/31/09                     12,157.27                    11,738.50                      11,672.08
08/31/09                     12,365.10                    11,923.56                      11,794.88
09/30/09                     12,808.86                    12,416.62                      12,133.19
10/31/09                     12,539.98                    12,214.57                      11,893.96
11/30/09                     12,643.59                    12,333.92                      12,075.64
12/31/09                     12,686.32                    12,381.94                      12,099.43
01/31/10                     12,752.39                    12,462.34                      12,165.46
02/28/10                     12,876.00                    12,585.72                      12,285.02
03/31/10                     12,845.17                    12,533.79                      12,218.88
04/30/10                     13,001.28                    12,690.26                      12,336.14
05/31/10                     13,098.79                    12,782.37                      12,420.05
06/30/10                     13,106.57                    12,779.79                      12,422.70
07/31/10                     13,270.00                    12,936.33                      12,583.78
08/31/10                     13,573.83                    13,208.67                      12,838.18
09/30/10                     13,552.61                    13,204.55                      12,796.23
10/31/10                     13,515.08                    13,160.95                      12,765.50
11/30/10                     13,244.83                    12,927.17                      12,573.97
12/31/10                     12,988.16                    12,732.69                      12,391.86
01/31/11                     12,892.48                    12,625.57                      12,325.47
02/28/11                     13,097.72                    12,845.67                      12,501.37
03/31/11                     13,054.08                    12,821.04                      12,465.33
04/30/11                     13,287.86                    13,023.78                      12,654.38
05/31/11                     13,514.92                    13,223.72                      12,832.38
06/30/11                     13,562.07                    13,302.00                      12,862.85
07/31/11                     13,700.48                    13,432.11                      12,978.24
08/31/11                     13,934.87                    13,604.02                      13,152.09
09/30/11                     14,078.92                    13,726.01                      13,207.78
10/31/11                     14,026.58                    13,686.97                      13,155.10
11/30/11                     14,109.44                    13,786.66                      13,253.57
12/31/11                     14,377.86                    14,027.14                      13,488.83
01/31/12                     14,710.37                    14,343.92                      13,745.44
02/29/12                     14,724.86                    14,346.68                      13,749.41
03/31/12                     14,629.19                    14,265.29                      13,635.56
04/30/12                     14,797.96                    14,437.19                      13,788.38
05/31/12                     14,920.80                    14,558.06                      13,874.18
06/30/12                     14,904.78                    14,561.97                      13,850.86
07/31/12                     15,141.00                    14,745.43                      14,031.30
08/31/12                     15,158.24                    14,783.98                      14,045.02
09/30/12                     15,249.80                    14,868.00                      14,126.10
10/31/12                     15,292.83                    14,923.68                      14,156.24
11/30/12                     15,544.77                    15,179.46                      14,355.66
12/31/12                     15,352.65                    15,035.43                      14,194.96
01/31/13                     15,416.59                    15,099.38                      14,237.66
02/28/13                     15,463.28                    15,187.02                      14,293.22
03/31/13                     15,396.60                    15,164.37                      14,248.84
04/30/13                     15,565.37                    15,296.48                      14,375.12
05/31/13                     15,375.23                    15,152.37                      14,201.67
06/30/13                     14,939.87                    14,774.85                      13,864.88
07/31/13                     14,809.25                    14,720.61                      13,820.83
08/31/13                     14,597.90                    14,555.56                      13,673.18
09/30/13                     14,912.10                    14,804.18                      13,910.67
10/31/13                     15,029.91                    14,918.83                      14,014.67
11/30/13                     14,998.93                    14,888.90                      13,974.94
12/31/13                     14,960.63                    14,879.85                      13,949.67
01/31/14                     15,252.09                    15,130.29                      14,162.87
02/28/14                     15,430.93                    15,269.19                      14,296.01
03/31/14                     15,456.87                    15,292.60                      14,268.31

                                   [END CHART]

                       Data from 3/31/04 through 3/31/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                USAA TAX EXEMPT          LIPPER INTERMEDIATE
               INTERMEDIATE-TERM           MUNICIPAL DEBT
                  FUND SHARES               FUNDS AVERAGE
03/31/05              4.31%                     3.38%
03/31/06              4.20                      3.44
03/31/07              4.18                      3.52
03/31/08              4.45                      3.54
03/31/09              4.93                      3.84
03/31/10              4.47                      3.32
03/31/11              4.46                      3.05
03/31/12              4.02                      2.75
03/31/13              3.61                      2.39
03/31/14              3.71                      2.36

                                  [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/05 to 3/31/14.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

USAA TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UTEIX)

-------------------------------------------------------------------------------
                                              3/31/14                3/31/13
-------------------------------------------------------------------------------
Net Assets                                 $20.2 Million          $7.5 Million
Net Asset Value Per Share                     $13.36                 $13.75

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                $0.468                 $0.468

-------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/14
-------------------------------------------------------------------------------
      1 Year                                           Since Inception 8/01/10
      0.64%                                                     4.46%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD AS OF 3/31/14*
--------------------------------------------------------------------------------
     Unsubsidized    1.64%                          Subsidized        2.04%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/13**
--------------------------------------------------------------------------------
     Before Reimbursement   1.14%               After Reimbursement   0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2013, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2014, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2014. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.04% on 3/31/14, and assuming marginal federal tax
rates of:                             28.00%  36.80%*   38.80%*   43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:   2.83%   3.22%     3.33%     3.60%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2013 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

12  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA TAX EXEMPT                                       LIPPER INTERMEDIATE
              INTERMEDIATE-TERM FUND         BARCLAYS MUNICIPAL            MUNICIPAL DEBT
                  ADVISER SHARES                 BOND INDEX                  FUNDS INDEX
07/31/10            $10,000.00                  $10,000.00                   $10,000.00
08/31/10             10,207.68                   10,228.95                    10,202.16
09/30/10             10,202.67                   10,212.97                    10,168.82
10/31/10             10,167.09                   10,184.68                    10,144.40
11/30/10              9,984.70                    9,981.03                     9,992.20
12/31/10              9,832.59                    9,787.61                     9,847.48
01/31/11              9,748.28                    9,715.50                     9,794.73
02/28/11              9,916.64                    9,870.17                     9,934.51
03/31/11              9,895.97                    9,837.28                     9,905.86
04/30/11             10,050.71                   10,013.45                    10,056.10
05/31/11             10,203.26                   10,184.57                    10,197.55
06/30/11             10,261.88                   10,220.10                    10,221.77
07/31/11             10,360.40                   10,324.40                    10,313.46
08/31/11             10,491.11                   10,501.03                    10,451.62
09/30/11             10,583.24                   10,609.58                    10,495.87
10/31/11             10,551.47                   10,570.14                    10,454.01
11/30/11             10,626.58                   10,632.58                    10,532.26
12/31/11             10,810.00                   10,834.86                    10,719.21
01/31/12             11,052.37                   11,085.43                    10,923.13
02/29/12             11,052.74                   11,096.35                    10,926.29
03/31/12             10,988.14                   11,024.25                    10,835.82
04/30/12             11,118.74                   11,151.44                    10,957.26
05/31/12             11,209.88                   11,244.01                    11,025.45
06/30/12             11,210.95                   11,231.93                    11,006.91
07/31/12             11,350.27                   11,409.94                    11,150.31
08/31/12             11,377.82                   11,422.94                    11,161.20
09/30/12             11,440.78                   11,491.93                    11,225.64
10/31/12             11,481.61                   11,524.36                    11,249.59
11/30/12             11,676.37                   11,714.22                    11,408.07
12/31/12             11,563.63                   11,569.44                    11,280.36
01/31/13             11,610.80                   11,617.62                    11,314.29
02/28/13             11,676.34                   11,652.81                    11,358.44
03/31/13             11,656.81                   11,602.56                    11,323.17
04/30/13             11,764.81                   11,729.74                    11,423.53
05/31/13             11,643.43                   11,586.46                    11,285.69
06/30/13             11,351.37                   11,258.38                    11,018.05
07/31/13             11,307.72                   11,159.95                    10,983.05
08/31/13             11,178.99                   11,000.68                    10,865.72
09/30/13             11,368.12                   11,237.45                    11,054.44
10/31/13             11,454.22                   11,326.23                    11,137.09
11/30/13             11,429.28                   11,302.88                    11,105.51
12/31/13             11,420.42                   11,274.02                    11,085.44
01/31/14             11,610.77                   11,493.66                    11,254.86
02/28/14             11,715.55                   11,628.43                    11,360.66
03/31/14             11,731.40                   11,647.98                    11,338.65

                                   [END CHART]

                      Data from 7/31/10 through 3/31/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Adviser Shares to the benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Barclays Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON* o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                         USAA TAX EXEMPT             LIPPER INTERMEDIATE
                     INTERMEDIATE-TERM FUND             MUNICIPAL DEBT
                         ADVISER SHARES                  FUNDS AVERAGE
03/31/12                       3.82%                        2.75%
03/31/13                       3.41                         2.39
03/31/14                       3.51                         2.36

                                  [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/14.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

*Adviser Shares were initiated on August 1, 2010.

================================================================================

14  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                              o TOP 10 INDUSTRIES o
                                  AS OF 3/31/14
                                (% of Net Assets)

Hospital ...............................................................  21.8%
Electric Utilities .....................................................  11.8%
General Obligation .....................................................  10.6%
Appropriated Debt ......................................................   9.4%
Special Assessment/Tax/Fee .............................................   8.6%
Education ..............................................................   6.6%
Airport/Port ...........................................................   4.5%
Electric/Gas Utilities .................................................   4.2%
Toll Roads .............................................................   3.3%
Oil & Gas Refining & Marketing .........................................   2.8%

You will find a complete list of securities that the Fund owns on pages 21-39.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/14 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        4.9%
AA                                                                        27.3%
A                                                                         36.4%
BBB                                                                       21.9%
BELOW INVESTMENT-GRADE                                                     0.8%
SHORT-TERM INVESTMENT-GRADE                                                5.6%
UNRATED                                                                    3.1%

                                   [END CHART]

This chart reflects the highest rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund`s investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes. Securities within the Short-Term Investment-Grade ratings category are those that are ranked in the top two short-term credit ratings for the respective rating agency. Short-term ratings are generally assigned to those obligations considered short-term; such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. The Below Investment-Grade ratings category includes both long-term and short-term securities.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 21-39.

================================================================================

16  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2014:

                                   TAX-EXEMPT
                                  INCOME(1, 2)
                                 --------------
                                      100%
                                 --------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT INTERMEDIATE-TERM
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Intermediate-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Intermediate-Term Fund at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 21, 2014

================================================================================

18  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2014

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES -- similar to variable-rate demand notes (VRDNs) in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

    (INS)   Principal and interest payments are insured by one of the following:
            ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Bank of America, N.A., Bank of New York Mellon, Citibank, N.A., Dexia Credit Local, Key Bank, N.A., or Wells Fargo Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from one of the following: Federal Housing Administration, Federal Housing Association Insured Mortgage Nursing Home, or Texas Permanent School Fund.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    EDA     Economic Development Authority
    EDC     Economic Development Corp.
    ETM     Escrowed to final maturity
    IDA     Industrial Development Authority/Agency
    IDC     Industrial Development Corp.
    ISD     Independent School District
    MTA     Metropolitan Transportation Authority
    PRE     Prerefunded to a date prior to maturity
    USD     Unified School District

================================================================================

20  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INVESTMENTS

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
             FIXED-RATE INSTRUMENTS (82.8%)

             ALABAMA (0.6%)
  $16,340    Montgomery Medical Clinic Board                             4.75%       3/01/2026     $   16,448
    5,000    Private Colleges and Universities Facilities Auth. (INS)    4.75        9/01/2026          5,065
                                                                                                   ----------
                                                                                                       21,513
                                                                                                   ----------
             ARIZONA (2.5%)
   20,310    Apache County IDA(a)                                        4.50        3/01/2030         20,433
    1,170    Health Facilities Auth. (PRE)                               4.50        4/01/2016          1,170
      425    Health Facilities Auth. (PRE)                               5.00        4/01/2017            425
    1,150    Health Facilities Auth. (PRE)                               4.75        4/01/2025          1,150
    6,000    Health Facilities Auth.                                     5.00        2/01/2027          6,304
    2,500    Maricopa County Union High School District No. 210 (INS)    4.50        7/01/2024          2,608
   15,000    Mohave County IDA                                           7.50        5/01/2019         17,078
    3,270    Phoenix Civic Improvement Corp. (INS)                       5.50        7/01/2024          3,937
    2,115    Phoenix Civic Improvement Corp. (INS)                       5.50        7/01/2025          2,553
    2,680    Pima County IDA                                             4.50        6/01/2030          2,705
    2,000    Pinal County IDA (INS)                                      5.25       10/01/2020          2,078
    1,250    Pinal County IDA (INS)                                      5.25       10/01/2022          1,279
    2,000    Pinal County IDA (INS)                                      4.50       10/01/2025          1,948
    3,540    State (INS)                                                 5.00       10/01/2019          4,040
    7,275    State (INS)                                                 5.25       10/01/2020          8,436
    1,535    State Univ. (INS) (PRE)                                     5.00        9/01/2024          1,602
    7,180    Univ. Medical Center Corp.                                  5.00        7/01/2022          7,371
                                                                                                   ----------
                                                                                                       85,117
                                                                                                   ----------
             ARKANSAS (0.2%)
    3,125    Baxter County                                               5.00        9/01/2026          3,185
    4,000    Independence County (INS)                                   4.90        7/01/2022          4,069
                                                                                                   ----------
                                                                                                        7,254
                                                                                                   ----------
             CALIFORNIA (11.0%)
    1,510    Cerritos Community College District                         5.02(b)     8/01/2025            984
    1,000    Cerritos Community College District                         5.24(b)     8/01/2027            571
    1,000    Cerritos Community College District                         5.41(b)     8/01/2028            529
   10,000    Chabot-Las Positas Community College District (INS)         4.85(b)     8/01/2022          7,289
    5,000    Chabot-Las Positas Community College District (INS)         4.88(b)     8/01/2023          3,467
    5,000    City and County of San Francisco Airport Commission         5.25        5/01/2022          5,777
    7,000    City and County of San Francisco Airport Commission         5.25        5/01/2023          8,046
    5,000    City and County of San Francisco Airport Commission         4.90        5/01/2029          5,567
    2,000    Coronado Community Dev. Agency (INS)                        5.00        9/01/2024          2,094

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                                                  PORTFOLIO OF INVESTMENTS |  21

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
-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 6,810    El Camino Community College District                        4.25%(b)    8/01/2026     $    4,265
    7,665    El Camino Community College District                        4.42(b)     8/01/2027          4,552
    5,500    El Camino Community College District                        4.58(b)     8/01/2028          3,074
   46,605    Golden State Tobacco Securitization Corp. (INS)             4.17(b)     6/01/2025         30,614
    3,380    Health Facilities Financing Auth.                           5.13        7/01/2022          3,570
    2,000    Health Facilities Financing Auth.                           5.00        8/15/2027          2,238
    5,000    Health Facilities Financing Auth.                           5.25        8/15/2031          5,484
    1,000    Irvine City                                                 5.00        9/02/2029          1,057
    5,000    Irvine USD Special Tax District (INS)                       5.25        9/01/2019          5,729
    2,500    Irvine USD Special Tax District (INS)                       4.50        9/01/2020          2,731
    6,745    Kern County Board of Education (INS)                        5.00        6/01/2026          6,870
    1,300    Los Angeles County                                          5.00        3/01/2023          1,513
   20,000    Los Angeles Department of Water and Power (INS)(a)          4.75        7/01/2025         21,078
    6,400    Public Works Board                                          5.50        4/01/2021          7,373
    6,755    Public Works Board                                          5.60        4/01/2022          7,742
    3,000    Public Works Board                                          5.13        3/01/2023          3,386
    3,130    Public Works Board                                          5.75        4/01/2023          3,565
    1,185    Public Works Board                                          5.00       11/01/2023          1,368
    2,500    Public Works Board                                          5.25        3/01/2024          2,823
    2,000    Public Works Board                                          5.00       11/01/2024          2,285
    1,250    Public Works Board                                          5.00        3/01/2025          1,420
    2,000    Public Works Board                                          5.38        3/01/2025          2,262
    1,365    Public Works Board                                          5.00        3/01/2026          1,534
   10,000    Public Works Board                                          5.00        4/01/2028         10,960
    7,000    Public Works Board                                          5.00       11/01/2028          7,711
    5,000    Public Works Board                                          5.00        4/01/2029          5,441
    1,430    Sacramento Financing Auth. (INS)                            5.00       12/01/2024          1,509
   15,265    Sacramento Municipal Utility District Financing Auth. (INS) 4.75        7/01/2024         16,262
   10,000    Sacramento Municipal Utility District Financing Auth.       5.13        7/01/2029         10,632
    4,720    Salinas Union High School District (INS)                    4.37(b)     6/01/2016          4,594
    2,000    Salinas Union High School District (INS)                    4.37(b)    10/01/2016          1,935
    3,525    San Bernardino County Redevelopment Agency (INS)            5.00        9/01/2025          3,551
    2,395    San Diego USD (INS)                                         4.50        7/01/2025          2,557
    3,000    San Jose USD (INS) (PRE)                                    4.50        6/01/2024          3,318
    7,065    Santa Clara County Financing Auth. (INS)                    4.75        5/15/2023          7,611
    7,400    Santa Clara County Financing Auth. (INS)                    4.75        5/15/2024          7,966
    7,750    Santa Clara County Financing Auth. (INS)                    4.75        5/15/2025          8,280
    2,175    Semitropic Improvement District (INS) (PRE)                 5.25       12/01/2018          2,249
    2,500    Solano Community College District (INS)                     4.85(b)     8/01/2023          1,634
    4,735    Solano Community College District (INS)                     4.88(b)     8/01/2024          2,923
    4,035    South Orange County Public Financing Auth. (INS)            5.00        8/15/2022          4,146
    4,920    South Orange County Public Financing Auth. (INS)            5.00        8/15/2025          5,021

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22  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $20,000    State                                                       5.25%      10/01/2022     $   23,466
   27,445    State                                                       5.75        4/01/2027         32,212
    3,120    Statewide Communities Dev. Auth.                            5.00        5/15/2021          3,259
    3,275    Statewide Communities Dev. Auth.                            5.00        5/15/2022          3,395
    3,440    Statewide Communities Dev. Auth.                            5.00        5/15/2023          3,579
    3,610    Statewide Communities Dev. Auth.                            5.00        5/15/2024          3,725
    3,795    Statewide Communities Dev. Auth.                            5.00        5/15/2025          3,901
    1,000    Statewide Communities Dev. Auth.                            5.13        5/15/2031          1,027
   11,075    Tobacco Securitization Auth.                                4.75        6/01/2025         10,720
    3,470    Tuolumne Wind Project Auth.                                 5.00        1/01/2022          3,874
   10,000    Upland City                                                 6.00        1/01/2026         11,178
    2,000    Washington Township Health Care District                    5.75        7/01/2024          2,183
    3,500    Washington Township Health Care District                    5.00        7/01/2025          3,700
                                                                                                   ----------
                                                                                                      375,376
                                                                                                   ----------
             COLORADO (1.9%)
    5,000    Adams and Arapahoe Counties Joint School District No. 28J   3.20(b)    12/01/2022          3,955
    4,500    Adams County (INS)                                          4.38        9/01/2017          4,716
   30,955    Denver Health and Hospital Auth.                            4.75       12/01/2027         31,232
    1,000    Health Facilities Auth.                                     5.25        6/01/2023          1,040
    2,750    Health Facilities Auth.                                     5.00        6/01/2028          2,871
   10,000    Regional Transportation District                            5.00        6/01/2025         10,864
    9,045    State (INS) (PRE)                                           5.00       11/01/2023          9,716
                                                                                                   ----------
                                                                                                       64,394
                                                                                                   ----------
             CONNECTICUT (0.5%)
   10,000    Health and Educational Facilities Auth.                     5.00        7/01/2034         10,381
    8,698    Mashantucket (Western) Pequot Tribe(c)                      7.07(d)     9/01/2036          5,567
                                                                                                   ----------
                                                                                                       15,948
                                                                                                   ----------
             DISTRICT OF COLUMBIA (0.9%)
      375    District of Columbia                                        5.00        7/01/2023            399
    7,000    District of Columbia (INS)                                  5.00        1/01/2025          7,383
    3,870    District of Columbia                                        5.63       10/01/2025          4,258
    5,000    District of Columbia                                        5.75       10/01/2026          5,484
    7,930    District of Columbia (INS)                                  4.75        5/01/2027          6,405
    6,000    District of Columbia                                        5.75       10/01/2027          6,521
    1,280    District of Columbia                                        6.00        7/01/2033          1,399
                                                                                                   ----------
                                                                                                       31,849
                                                                                                   ----------
             FLORIDA (9.0%)
    5,165    Brevard County School Board (INS) (PRE)                     5.00        7/01/2025          5,578
    2,500    Broward County Airport System                               5.00       10/01/2024          2,821

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                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 6,500    Broward County School Board (INS)                           5.00%       7/01/2023     $    7,037
    4,000    Broward County School Board (INS)                           5.00        7/01/2024          4,319
    3,710    Broward County School Board (INS)                           5.00        7/01/2025          3,890
    3,270    Flagler County School Board (INS)                           5.00        8/01/2025          3,444
    8,000    Hillsborough County IDA                                     5.65        5/15/2018          9,233
    4,250    Indian River County School Board (INS)                      5.00        7/01/2024          4,451
    3,500    Jacksonville                                                5.00       10/01/2028          3,793
    5,000    JEA St. Johns River Power Park (INS)                        5.00       10/01/2020          5,234
    2,500    Lee County                                                  5.00       10/01/2023          2,889
    2,700    Lee County                                                  5.00       10/01/2024          3,125
    7,245    Lee County IDA                                              5.00       10/01/2028          6,956
   10,535    Lee County School Board (INS)                               5.00        8/01/2027         11,060
    6,465    Lee County School Board (INS)                               5.00        8/01/2028          6,777
    6,560    Miami Beach City Health Facilities Auth.                    5.00       11/15/2029          6,778
    7,500    Miami-Dade County                                           3.75       12/01/2018          7,850
    1,670    Miami-Dade County (INS) (PRE)                               5.00        4/01/2022          1,750
    2,805    Miami-Dade County (INS) (PRE)                               5.00        4/01/2023          2,939
    8,375    Miami-Dade County (INS)                                     4.75       11/01/2023          9,046
    2,345    Miami-Dade County (INS)                                     5.00       10/01/2024          2,578
    9,830    Miami-Dade County (INS)                                     4.75       11/01/2024         10,560
    3,670    Miami-Dade County (INS)                                     5.00       10/01/2025          4,035
    2,000    Miami-Dade County                                           5.00       10/01/2025          2,214
    6,440    Miami-Dade County                                           5.00       10/01/2026          6,946
    2,500    Miami-Dade County (INS)                                     5.00       10/01/2026          2,749
    7,000    Miami-Dade County                                           5.00       10/01/2027          7,492
   10,000    Miami-Dade County Expressway Auth.                          5.00        7/01/2028         10,913
    7,000    Miami-Dade County Expressway Auth.                          5.00        7/01/2029          7,587
    4,750    Miami-Dade County Health Facilities Auth.                   5.00        8/01/2027          5,023
    4,950    Miami-Dade County Health Facilities Auth.                   5.00        8/01/2028          5,194
    5,250    Miami-Dade County Health Facilities Auth.                   5.00        8/01/2029          5,476
    3,500    Miami-Dade County Health Facilities Auth.                   5.00        8/01/2030          3,640
    5,780    Miami-Dade County Health Facilities Auth.                   5.00        8/01/2031          5,993
   10,000    Miami-Dade County School Board (INS)                        5.00        2/01/2024         10,793
   12,000    Miami-Dade County School Board (INS)                        5.25        5/01/2025         13,336
   12,000    Orange County Health Facility Auth.                         5.25       10/01/2022         13,162
    5,000    Orange County Health Facility Auth.                         5.38       10/01/2023          5,471
    3,055    Osceola County School Board                                 5.00        6/01/2028          3,320
    6,235    Palm Beach County Health Facilities Auth. (INS)             5.00       12/01/2021          6,264
    7,595    Palm Beach County Health Facilities Auth.                   5.00       11/15/2023          8,147
      650    Palm Beach County School Board (INS)                        5.00        8/01/2022            690
    1,995    Pinellas County Educational Facilities Auth.                5.00       10/01/2021          2,201
    1,080    Pinellas County Educational Facilities Auth.                4.00       10/01/2022          1,090
    1,415    Pinellas County Educational Facilities Auth.                4.00       10/01/2023          1,405

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24  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 2,045    Pinellas County Educational Facilities Auth.                5.38%      10/01/2026     $    2,204
    1,895    Pinellas County Educational Facilities Auth.                5.00       10/01/2027          1,942
    2,615    Pinellas County Educational Facilities Auth.                6.50       10/01/2031          2,941
    7,370    Saint Lucie County (INS)                                    5.00       10/01/2028          8,030
    2,045    Saint Lucie County School Board                             5.00        7/01/2025          2,286
    1,500    Saint Lucie County School Board                             5.00        7/01/2026          1,664
    8,970    Sunshine State Governmental Financing Commission            5.00        9/01/2019         10,302
    5,525    Sunshine State Governmental Financing Commission            5.00        9/01/2020          6,302
    1,055    Sunshine State Governmental Financing Commission (INS)      5.00        9/01/2021          1,204
    4,585    Volusia County School Board (INS)                           5.00        8/01/2022          4,828
    4,920    Volusia County School Board (INS)                           5.00        8/01/2023          5,181
    5,165    Volusia County School Board (INS)                           5.00        8/01/2024          5,439
                                                                                                   ----------
                                                                                                      307,572
                                                                                                   ----------
             GEORGIA (0.6%)
   10,000    Burke County Dev. Auth.                                     7.00        1/01/2023         11,618
    4,000    Glynn-Brunswick Memorial Hospital Auth.                     5.25        8/01/2023          4,300
    2,000    Private Colleges and Universities Auth.                     5.25       10/01/2027          2,137
    3,000    Private Colleges and Universities Auth.                     5.25       10/01/2027          3,217
                                                                                                   ----------
                                                                                                       21,272
                                                                                                   ----------
             GUAM (0.2%)
    1,000    Power Auth.                                                 5.00       10/01/2027          1,091
    1,000    Power Auth.                                                 5.00       10/01/2030          1,061
    1,000    Waterworks Auth.                                            5.00        7/01/2028          1,043
    3,000    Waterworks Auth.                                            5.25        7/01/2033          3,116
                                                                                                   ----------
                                                                                                        6,311
                                                                                                   ----------
             ILLINOIS (7.7%)
    1,000    Bedford Park Village                                        4.60       12/01/2017          1,033
    3,240    Bedford Park Village                                        4.80       12/01/2020          3,327
    3,085    Bedford Park Village                                        4.90       12/01/2023          3,133
    3,861    Chicago                                                     6.63       12/01/2022          3,916
   30,000    Chicago (INS)                                               4.45(b)     1/01/2023         20,499
    6,525    Chicago Midway Airport                                      5.00        1/01/2027          7,126
    1,635    Chicago Midway Airport                                      5.25        1/01/2033          1,745
    7,000    Chicago-O'Hare International Airport (INS)                  5.00        1/01/2021          7,431
   10,000    Chicago-O'Hare International Airport (INS)                  5.00        1/01/2022         10,641
    9,000    Chicago-O'Hare International Airport                        5.25        1/01/2024          9,934
    3,620    Chicago-O'Hare International Airport (INS)                  5.00        1/01/2028          3,925
    1,500    Chicago-O'Hare International Airport (INS)                  5.00        1/01/2029          1,615
   13,480    Chicago-O'Hare International Airport                        5.25        1/01/2029         14,760
    2,150    Chicago-O'Hare International Airport (INS)                  5.13        1/01/2030          2,325

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                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 2,370    Finance Auth.                                               5.50%       5/01/2017     $    2,600
    4,340    Finance Auth.                                               5.75        5/01/2018          4,867
    2,080    Finance Auth.                                               5.00        2/15/2020          2,282
    1,710    Finance Auth.                                               5.00        2/15/2022          1,814
      750    Finance Auth.                                               5.25        4/01/2022            771
    2,000    Finance Auth.                                               5.00        4/01/2023          1,996
    3,400    Finance Auth. (INS)                                         5.00       11/01/2023          3,567
   14,935    Finance Auth. (INS)                                         5.00       11/15/2023         15,109
    7,140    Finance Auth.                                               5.13        2/15/2025          7,460
    4,165    Finance Auth.                                               5.00        4/01/2025          4,075
    8,210    Finance Auth.                                               4.50        5/15/2025          8,379
    7,665    Finance Auth.                                               5.38        8/15/2026          8,396
    8,000    Finance Auth.                                               4.50       11/15/2026          8,113
    1,750    Finance Auth.                                               5.40        4/01/2027          1,779
    8,250    Finance Auth.                                               5.50        7/01/2028          8,816
      315    Housing Dev. Auth.                                          4.55        7/01/2021            320
      365    Housing Dev. Auth.                                          4.60        7/01/2023            368
    3,495    Lake County Community Unit School District (INS) (ETM)      5.13(b)    12/01/2016          3,430
    4,555    Lake County Community Unit School District (INS)            5.13(b)    12/01/2016          4,364
    2,500    Metropolitan Pier and Exposition Auth. (INS)                5.20        6/15/2017          2,821
    2,500    Metropolitan Pier and Exposition Auth. (INS)                5.30        6/15/2018          2,810
    4,000    Metropolitan Pier and Exposition Auth. (INS)                5.40        6/15/2019          4,458
    5,000    Metropolitan Pier and Exposition Auth. (INS)                5.70(b)     6/15/2026          2,994
    2,000    Northeastern Illinois Univ.                                 4.75       10/01/2025          2,040
    7,095    Railsplitter Tobacco Settlement Auth.                       5.00        6/01/2018          8,069
   10,000    Railsplitter Tobacco Settlement Auth.                       5.50        6/01/2023         11,551
    3,700    Springfield School District No. 186                         5.00        2/01/2024          4,138
    7,200    Springfield School District No. 186                         5.00        2/01/2025          8,001
    4,215    Springfield School District No. 186                         5.00        2/01/2026          4,644
    5,000    State (INS)                                                 5.00        1/01/2021          5,548
   10,000    State (INS)                                                 5.00        4/01/2029         10,660
   14,070    Will County Forest Preserve District (INS)                  5.40(b)    12/01/2017         13,390
                                                                                                   ----------
                                                                                                      261,040
                                                                                                   ----------
             INDIANA (1.8%)
    1,470    Finance Auth.                                               5.00        5/01/2024          1,648
   20,000    Finance Auth. (INS)(a)                                      4.55       12/01/2024         20,512
    1,200    Finance Auth.                                               5.00        5/01/2027          1,296
    1,900    Finance Auth.                                               5.00       10/01/2027          2,078
   10,500    Finance Auth.                                               5.00        6/01/2032         10,583
    4,000    Health and Educational Facility Financing Auth.             5.00        2/15/2021          4,281
    8,375    Health and Educational Facility Financing Auth.             5.00        2/15/2022          8,925

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26  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 3,000    Jasper County (INS)                                         5.85%       4/01/2019     $    3,419
    6,000    Rockport (INS)                                              4.63        6/01/2025          6,255
    6,181    St. Joseph County, acquired 12/17/1998; cost $6,119(e),(f)  5.75        2/15/2019            662
    1,500    Vanderburgh County Redevelopment District                   5.00        2/01/2026          1,591
                                                                                                   ----------
                                                                                                       61,250
                                                                                                   ----------
             IOWA (1.0%)
    9,190    Finance Auth. (INS)                                         5.00        7/01/2014          9,293
    1,325    Finance Auth. (INS)                                         5.00       12/01/2021          1,345
    1,390    Finance Auth. (INS)                                         5.00       12/01/2022          1,402
    5,000    Finance Auth.                                               5.50       12/01/2022          5,010
    1,460    Finance Auth. (INS)                                         5.00       12/01/2023          1,471
    1,535    Finance Auth. (INS)                                         5.00       12/01/2024          1,541
    1,610    Finance Auth. (INS)                                         5.00       12/01/2025          1,615
    1,690    Finance Auth. (INS)                                         5.00       12/01/2026          1,692
    2,475    Waterloo Community School District                          5.00        7/01/2024          2,650
    2,775    Waterloo Community School District                          5.00        7/01/2025          2,951
    4,510    Waterloo Community School District                          5.00        7/01/2027          4,760
                                                                                                   ----------
                                                                                                       33,730
                                                                                                   ----------
             KANSAS (0.2%)
    9,330    Wyandotte County                                            5.99(b)     6/01/2021          6,424
                                                                                                   ----------
             KENTUCKY (0.9%)
    6,130    Economic Dev. Finance Auth.                                 4.05(b)    10/01/2024          3,872
    7,500    Economic Dev. Finance Auth. (INS)                           5.75       12/01/2028          7,888
    3,830    Louisville/Jefferson County Metro Government                5.00       12/01/2022          4,359
    2,760    Louisville/Jefferson County Metro Government                5.00       12/01/2023          3,107
    7,160    Louisville/Jefferson County Metro Government                5.00       12/01/2024          7,984
    3,725    Pikeville City Hospital Improvement                         5.75        3/01/2026          4,072
                                                                                                   ----------
                                                                                                       31,282
                                                                                                   ----------
             LOUISIANA (1.7%)
    2,750    Jefferson Parish Hospital District No. 1 (INS)              5.50        1/01/2026          2,975
    3,000    Jefferson Parish Hospital District No. 1 (INS)              5.38        1/01/2031          3,142
    3,750    Local Government Environmental Facilities and
               Community Dev. Auth.                                      6.50        8/01/2029          4,205
   20,000    Public Facilities Auth.                                     5.00        9/01/2028         20,950
    2,440    Terrebonne Parish Hospital Service District No. 1           5.00        4/01/2022          2,661
    2,570    Terrebonne Parish Hospital Service District No. 1           5.00        4/01/2023          2,776
    2,000    Terrebonne Parish Hospital Service District No. 1           4.65        4/01/2024          2,100
    4,250    Terrebonne Parish Hospital Service District No. 1           5.00        4/01/2028          4,466
    5,000    Tobacco Settlement Financing Corp.                          5.00        5/15/2023          5,614
   10,000    Tobacco Settlement Financing Corp.                          5.25        5/15/2031         10,483
                                                                                                   ----------
                                                                                                       59,372
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
             MAINE (0.5%)
  $ 1,635    Health and Higher Educational Facilities Auth.              5.00%       7/01/2024     $    1,820
    1,000    Health and Higher Educational Facilities Auth.              5.00        7/01/2026          1,095
   11,500    Health and Higher Educational Facilities Auth.              6.00        7/01/2026         12,336
    1,000    Health and Higher Educational Facilities Auth.              5.00        7/01/2027          1,085
    1,500    Jay                                                         4.85        5/01/2019          1,525
                                                                                                   ----------
                                                                                                       17,861
                                                                                                   ----------
             MARYLAND (0.3%)
      630    Community Dev. Administration                               5.88        7/01/2016            632
    2,500    EDC                                                         6.20        9/01/2022          2,930
    5,000    Health and Higher Educational Facilities Auth.              6.00        1/01/2028          5,259
                                                                                                   ----------
                                                                                                        8,821
                                                                                                   ----------
             MASSACHUSETTS (1.1%)
      640    Dev. Finance Agency                                         5.00        7/01/2020            695
    1,480    Dev. Finance Agency                                         5.00        7/01/2022          1,588
    4,500    Dev. Finance Agency                                         6.25        1/01/2027          5,133
    1,720    Dev. Finance Agency                                         5.00        7/01/2027          1,772
    2,000    Dev. Finance Agency                                         5.00        7/01/2030          2,049
    3,110    Health and Educational Facilities Auth.                     5.00        7/01/2019          3,369
    9,000    Health and Educational Facilities Auth.                     6.00        7/01/2024         10,188
    4,000    Health and Educational Facilities Auth.                     5.00        7/15/2027          4,031
    5,545    Massachusetts Bay Transportation Auth.                      4.60(b)     7/01/2022          4,084
    5,000    Massachusetts Bay Transportation Auth.                      4.70(b)     7/01/2024          3,307
    1,600    Massachusetts Bay Transportation Auth.                      4.73(b)     7/01/2025            997
      110    Water Pollution Abatement Trust                             4.75        8/01/2025            116
                                                                                                   ----------
                                                                                                       37,329
                                                                                                   ----------
             MICHIGAN (1.5%)
   18,000    Building Auth. (INS)                                        4.81(b)    10/15/2022         12,458
    3,000    Building Auth.                                              5.00       10/15/2029          3,262
   10,000    Grand Traverse County Hospital Finance Auth.                5.00        7/01/2029         10,546
    2,675    Hospital Finance Auth.                                      5.00       11/15/2019          2,876
    3,400    Hospital Finance Auth.                                      5.00       11/15/2022          3,538
   12,000    Kent Hospital Finance Auth.                                 5.00       11/15/2029         12,829
    3,000    State Trunk Line Fund                                       5.00       11/01/2019          3,493
    2,000    State Trunk Line Fund                                       5.00       11/01/2020          2,284
                                                                                                   ----------
                                                                                                       51,286
                                                                                                   ----------
             MINNESOTA (1.2%)
    1,080    Chippewa County                                             5.38        3/01/2022          1,112
    5,120    Chippewa County                                             5.50        3/01/2027          5,230
   18,015    Cohasset(a)                                                 4.95        7/01/2022         18,090
    2,500    Higher Education Facilities Auth.                           4.50       10/01/2027          2,599
    3,000    Municipal Power Agency                                      4.38       10/01/2025          3,144

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28  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 7,680    St. Paul Housing and Redevelopment Auth.                    5.15%      11/15/2020     $    7,960
    3,500    St. Paul Housing and Redevelopment Auth.                    5.25        5/15/2026          3,637
                                                                                                   ----------
                                                                                                       41,772
                                                                                                   ----------
             MISSISSIPPI (0.4%)
    2,000    Dev. Bank                                                   5.00        4/01/2028          2,177
    7,000    Dev. Bank (INS)                                             5.00        9/01/2030          7,566
    1,650    Hospital Equipment and Facilities Auth.                     5.00       12/01/2016          1,774
    1,000    Hospital Equipment and Facilities Auth.                     5.25       12/01/2021          1,037
                                                                                                   ----------
                                                                                                       12,554
                                                                                                   ----------
             MISSOURI (1.3%)
    1,780    Cape Girardeau County Health Care Facilities IDA            5.00        6/01/2025          1,980
   17,545    Cape Girardeau County Health Care Facilities IDA            5.00        6/01/2027         17,839
    2,555    Cape Girardeau County Health Care Facilities IDA            5.00        6/01/2027          2,794
    1,000    Cass County                                                 5.00        5/01/2022          1,014
    3,315    Cass County                                                 5.38        5/01/2022          3,390
    2,000    Cass County                                                 5.50        5/01/2027          2,026
    2,000    Dev. Finance Board                                          4.75        6/01/2025          2,071
    2,310    Health and Educational Facilities Auth.                     5.00        5/01/2030          2,401
    2,350    Health and Educational Facilities Auth.                     5.25        5/01/2033          2,452
    1,760    Riverside IDA (INS)                                         5.00        5/01/2020          1,884
    1,380    Saint Louis County IDA                                      5.00        9/01/2023          1,453
    2,750    Saint Louis County IDA                                      5.50        9/01/2033          2,875
    1,330    St. Joseph IDA                                              5.00        4/01/2027          1,422
                                                                                                   ----------
                                                                                                       43,601
                                                                                                   ----------
             MONTANA (0.4%)
    6,500    Forsyth (INS)                                               4.65        8/01/2023          6,955
    8,500    Forsyth                                                     3.90        3/01/2031          8,380
                                                                                                   ----------
                                                                                                       15,335
                                                                                                   ----------
             NEVADA (1.7%)
    2,865    Clark County                                                5.00        5/15/2020          3,069
   20,470    Clark County(g)                                             5.00        7/01/2032         22,293
   10,845    Clark County(g)                                             5.00        7/01/2033         11,735
   18,000    Humboldt County                                             5.15       12/01/2024         19,766
                                                                                                   ----------
                                                                                                       56,863
                                                                                                   ----------
             NEW JERSEY (2.9%)
   10,000    EDA                                                         5.25        9/01/2019         11,709
    5,000    EDA (INS)                                                   5.00        7/01/2022          5,055
   10,000    EDA                                                         5.25        9/01/2022         11,543
    3,500    EDA                                                         4.45        6/01/2023          3,777
    8,830    EDA (PRE)                                                   5.25        9/01/2023          9,461
    2,500    EDA                                                         5.00        6/15/2026          2,674

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 4,535    Essex County Improvement Auth. (INS)                        6.00%      11/01/2025     $    5,151
   20,000    State Turnpike Auth.                                        5.00        1/01/2021         22,507
    5,000    Tobacco Settlement Financing Corp.                          5.00        6/01/2017          5,492
    2,000    Transportation Trust Fund Auth. (PRE)                       5.25       12/15/2017          2,170
    5,000    Transportation Trust Fund Auth. (INS)                       5.25       12/15/2022          5,895
   20,000    Transportation Trust Fund Auth.                             4.47(b)    12/15/2025         12,328
                                                                                                   ----------
                                                                                                       97,762
                                                                                                   ----------
             NEW MEXICO (1.0%)
   20,000    Farmington Pollution Control                                4.70        5/01/2024         21,029
    4,890    Jicarilla Apache Nation(h)                                  5.00        9/01/2018          4,875
    3,250    Jicarilla Apache Nation(h)                                  5.50        9/01/2023          3,179
    4,000    Sandoval County                                             4.38        6/01/2020          4,113
                                                                                                   ----------
                                                                                                       33,196
                                                                                                   ----------
             NEW YORK (6.9%)
    2,500    Albany IDA                                                  5.75       11/15/2022          2,775
    1,500    Dormitory Auth.                                             5.25        7/01/2015          1,518
    4,000    Dormitory Auth.                                             5.20        2/15/2016          4,017
    2,005    Dormitory Auth.                                             5.25        7/01/2016          2,029
    4,760    Dormitory Auth.                                             5.30        2/15/2017          4,780
    2,000    Dormitory Auth.                                             5.25        7/01/2017          2,024
   12,560    Dormitory Auth. (ETM)                                       5.30        2/15/2019         14,329
    5,000    Dormitory Auth.                                             5.00        7/01/2020          5,447
   24,935    Dormitory Auth.                                             5.00        7/01/2022         26,436
      750    Dormitory Auth.                                             5.00        5/01/2023            797
      750    Dormitory Auth.                                             5.00        5/01/2024            792
    1,200    Dormitory Auth.                                             5.00        5/01/2025          1,254
    1,000    Dormitory Auth.                                             5.00        5/01/2026          1,037
    2,500    Dutchess County IDA                                         4.50        8/01/2026          2,314
    1,180    East Rochester Housing Auth. (NBGA)                         4.63        2/15/2017          1,189
    2,000    Erie County IDA                                             5.00        5/01/2028          2,228
   17,075    Long Island Power Auth.                                     5.00        4/01/2023         18,578
   10,000    MTA                                                         6.25       11/15/2023         11,757
    6,800    MTA                                                         5.00       11/15/2024          7,586
   16,565    MTA                                                         5.00       11/15/2024         18,199
    2,500    MTA (INS)                                                   5.00       11/15/2024          2,799
    5,000    Monroe County IDC (NBGA)                                    5.75        8/15/2030          5,900
      115    New York City                                               5.63        8/01/2015            115
      225    New York City                                               5.75        8/01/2016            226
    5,000    New York City                                               5.13       11/15/2022          5,730
    4,330    New York City                                               5.13       12/01/2022          4,934
    6,000    New York City                                               5.13       12/01/2023          6,797
   10,000    New York City (PRE)                                         5.00        4/01/2024         10,930
    5,240    New York City                                               5.00        8/01/2024          5,881

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30  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 5,000    New York City                                               5.25%      11/15/2024     $    5,776
    5,000    New York City                                               5.00        2/01/2025          5,565
    3,500    New York City Transitional Finance Auth.                    5.00        1/15/2022          3,942
   25,000    New York City Transitional Finance Auth.                    5.00        5/01/2026         28,618
      575    Newburgh City                                               5.00        6/15/2023            590
    2,250    Niagara Area Dev. Corp.                                     4.00       11/01/2024          2,202
    1,585    Rockland County                                             3.50       10/01/2021          1,583
    1,190    Rockland County                                             3.63       10/01/2022          1,185
    1,560    Rockland County                                             3.63       10/01/2023          1,541
    1,665    Rockland County                                             3.63       10/01/2024          1,624
      790    Saratoga County Capital Resource Corp.                      5.00       12/01/2028            865
    1,500    Suffolk County EDC                                          5.00        7/01/2028          1,580
    1,880    Suffolk County IDA                                          5.00       11/01/2014          1,920
    1,000    Suffolk County IDA                                          5.00       11/01/2015          1,055
    1,350    Westchester County Local Dev. Corp.                         5.00        1/01/2028          1,401
    2,600    Yonkers (INS)                                               5.00       10/01/2023          2,902
                                                                                                   ----------
                                                                                                      234,747
                                                                                                   ----------
             NORTH CAROLINA (0.9%)
    3,000    Eastern Municipal Power Agency                              5.00        1/01/2024          3,227
    5,000    Eastern Municipal Power Agency                              5.00        1/01/2026          5,443
    4,805    Medical Care Commission                                     6.38        7/01/2026          5,457
    5,500    Medical Care Commission                                     5.00        7/01/2027          5,670
    2,000    Municipal Power Agency No. 1                                5.25        1/01/2020          2,238
    3,600    Turnpike Auth. (INS)                                        5.00        1/01/2022          3,961
    3,330    Turnpike Auth. (INS)                                        5.13        1/01/2024          3,642
                                                                                                   ----------
                                                                                                       29,638
                                                                                                   ----------
             NORTH DAKOTA (0.4%)
    1,000    Grand Forks (INS)                                           5.00       12/15/2022          1,067
   11,085    Grand Forks City Health Care System                         5.00       12/01/2029         11,499
    2,055    Williams County                                             5.00       11/01/2021          2,075
                                                                                                   ----------
                                                                                                       14,641
                                                                                                   ----------
             OHIO (1.7%)
    9,000    Air Quality Dev. Auth.                                      5.70        8/01/2020         10,121
    3,000    American Municipal Power, Inc.                              5.00        2/15/2021          3,355
    2,760    American Municipal Power, Inc.                              5.00        2/15/2022          3,062
    7,165    Buckeye Tobacco Settlement Financing Auth.                  5.13        6/01/2024          6,115
    2,000    Cleveland Airport System                                    5.00        1/01/2030          2,063
    1,000    Cleveland Airport System                                    5.00        1/01/2031          1,021
    1,845    Fairview Park City (INS) (PRE)                              4.13       12/01/2020          1,960
      555    Fairview Park City (INS)                                    4.13       12/01/2020            583
   10,000    Hamilton City (INS)                                         4.65       10/15/2022         10,676
    4,365    Hamilton County                                             4.30(b)    12/01/2025          2,758

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 9,000    Hancock County Hospital Facilities                          6.50%      12/01/2030     $   10,174
    1,750    Miami County                                                5.25        5/15/2021          1,837
    2,000    Miami County                                                5.25        5/15/2026          2,068
    2,000    Turnpike and Infrastructure Commission                      5.25        2/15/2029          2,253
                                                                                                   ----------
                                                                                                       58,046
                                                                                                   ----------
             OKLAHOMA (1.2%)
    5,360    Cherokee Nation (INS)(h)                                    4.60       12/01/2021          5,515
    5,650    Chickasaw Nation(h)                                         5.38       12/01/2017          6,043
    5,000    Chickasaw Nation(h)                                         6.00       12/01/2025          5,643
    2,020    Comanche County Hospital Auth.                              5.00        7/01/2021          2,119
    3,895    Comanche County Hospital Auth. (INS)                        5.25        7/01/2022          3,940
    3,000    Comanche County Hospital Auth. (INS)                        5.25        7/01/2023          3,030
    1,400    Norman Regional Hospital Auth.                              5.50        9/01/2024          1,447
   13,100    Norman Regional Hospital Auth.                              5.00        9/01/2027         13,298
                                                                                                   ----------
                                                                                                       41,035
                                                                                                   ----------
             OREGON (0.1%)
    1,000    Washington, Yamhill and Multnomah Counties
               Hillsboro School District No. 1J (INS)                    4.58(b)     6/15/2025            617
    5,900    Washington, Yamhill and Multnomah Counties
               Hillsboro School District No. 1J (INS)                    4.59(b)     6/15/2026          3,463
                                                                                                   ----------
                                                                                                        4,080
                                                                                                   ----------
             PENNSYLVANIA (1.6%)
    1,410    Allegheny County Higher Education Building Auth.            5.13        3/01/2025          1,570
    1,000    Allegheny County IDA                                        5.00        9/01/2021          1,014
    1,220    Allegheny County IDA                                        5.10        9/01/2026          1,201
    5,000    Beaver County IDA                                           2.15        3/01/2017          4,945
    6,500    Cumberland County Municipal Auth.                           4.00       12/01/2026          6,226
    1,000    Delaware County Auth.                                       5.00       10/01/2025          1,044
    2,720    Delaware River Port Auth.                                   5.00        1/01/2025          2,911
   13,000    Economic Dev. Financing Auth.                               4.00       10/01/2023         13,571
    1,730    Higher Educational Facilities Auth.                         5.25        7/15/2025          1,885
    2,020    Higher Educational Facilities Auth.                         5.25        7/15/2026          2,182
    2,125    Higher Educational Facilities Auth.                         5.25        7/15/2027          2,275
    2,245    Higher Educational Facilities Auth.                         5.25        7/15/2028          2,382
    2,415    Higher Educational Facilities Auth.                         5.00        7/15/2030          2,476
    1,625    Higher Educational Facilities Auth.                         5.00        7/01/2032          1,670
    1,965    Higher Educational Facilities Auth.                         5.25        7/15/2033          2,032
      730    Housing Finance Agency                                      5.00       10/01/2025            758
    1,615    Lancaster County Hospital Auth.                             5.00       11/01/2026          1,656
    1,200    Montgomery County IDA                                       5.00       11/15/2023          1,279
    2,750    Montgomery County IDA                                       5.00       11/15/2024          2,907
    1,250    Public School Building Auth.                                5.00        4/01/2023          1,389
                                                                                                   ----------
                                                                                                       55,373
                                                                                                   ----------

================================================================================

32  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
             PUERTO RICO (0.6%)
  $14,000    Government Dev. Bank (INS)                                  4.75%      12/01/2015     $   14,000
    2,600    Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Auth.          5.00        4/01/2027          2,200
    5,000    Sales Tax Financing Corp.                                   5.25(b)     8/01/2023          2,441
    2,000    Sales Tax Financing Corp.                                   5.45(b)     8/01/2024            900
                                                                                                   ----------
                                                                                                       19,541
                                                                                                   ----------
             RHODE ISLAND (0.4%)
      585    Health and Educational Building Corp. (INS)                 5.50        5/15/2016            587
    5,500    Health and Educational Building Corp. (INS)                 5.00        5/15/2026          5,670
    2,000    Health and Educational Building Corp.                       6.00        9/01/2033          2,095
    4,550    Housing and Mortgage Finance Corp.                          4.65       10/01/2026          4,595
                                                                                                   ----------
                                                                                                       12,947
                                                                                                   ----------
             SOUTH CAROLINA (1.2%)
    5,870    Association of Governmental Organizations
               Educational Facilities Corp. (INS)                        4.75       12/01/2026          5,984
    6,325    Association of Governmental Organizations
               Educational Facilities Corp. (INS)                        4.75       12/01/2026          6,398
    5,000    Georgetown County                                           5.70        4/01/2014          5,000
    5,000    Lexington County Health Services District, Inc.             5.00       11/01/2024          5,493
    7,335    Lexington County Health Services District, Inc.             5.00       11/01/2026          7,975
    7,200    Piedmont Municipal Power Agency (INS)                       5.00        1/01/2028          7,845
    2,700    Piedmont Municipal Power Agency (INS)                       5.00        1/01/2028          2,942
                                                                                                   ----------
                                                                                                       41,637
                                                                                                   ----------
             SOUTH DAKOTA (0.1%)
    1,700    Health and Educational Facilities Auth.                     5.00       11/01/2024          1,835
                                                                                                   ----------
             TENNESSEE (0.8%)
    7,000    Jackson                                                     5.25        4/01/2023          7,581
    2,125    Johnson City Health and Educational Facilities Board        5.25        7/01/2026          2,188
    1,000    Nashville and Davidson County Health and
               Educational Facilities Board (INS)                        5.10        8/01/2019          1,001
   14,750    Sullivan County Health, Educational and
               Housing Facilities Board                                  5.25        9/01/2026         15,163
                                                                                                   ----------
                                                                                                       25,933
                                                                                                   ----------
             TEXAS (11.3%)
    2,300    Austin (INS)                                                5.00       11/15/2024          2,469
    5,610    Austin Utility Systems (INS)                                5.15(b)     5/15/2017          5,397
    3,030    Bastrop ISD (NBGA)                                          5.55(b)     2/15/2015          3,024
    3,055    Bastrop ISD (NBGA)                                          5.60(b)     2/15/2016          3,026
    3,155    Bastrop ISD (NBGA)                                          5.60(b)     2/15/2017          3,073
    4,150    Bexar County Health Facilities Dev. Corp.                   5.00        7/01/2027          4,214

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 4,240    Boerne ISD (NBGA)                                           3.66%(b)    2/01/2026     $    2,789
    2,680    Central Regional Mobility Auth. (INS) (PRE)                 4.55        1/01/2020          2,960
    3,445    Central Regional Mobility Auth. (INS) (PRE)                 4.60        1/01/2021          3,810
      700    Central Regional Mobility Auth.                             5.00        1/01/2021            743
      500    Central Regional Mobility Auth.                             5.00        1/01/2022            531
      885    Central Regional Mobility Auth.                             5.90(b)     1/01/2022            623
      500    Central Regional Mobility Auth.                             5.00        1/01/2023            527
    7,000    Central Regional Mobility Auth.                             6.25(b)     1/01/2024          4,370
    2,500    Central Regional Mobility Auth.                             5.75        1/01/2025          2,733
    2,535    Central Regional Mobility Auth.                             6.50(b)     1/01/2026          1,382
    3,500    Central Regional Mobility Auth.                             5.00        1/01/2033          3,467
    2,600    Conroe ISD (NBGA) (PRE)(a)                                  5.00        2/15/2023          2,709
    3,100    Conroe ISD (NBGA) (PRE)(a)                                  5.00        2/15/2024          3,230
    2,000    Dallas/Fort Worth International Airport                     5.25       11/01/2028          2,277
    7,500    Dallas/Fort Worth International Airport                     5.25       11/01/2029          8,479
   13,745    Denton ISD (NBGA)(a)                                        5.03(b)     8/15/2023          9,403
   16,500    Denton ISD (NBGA)(a)                                        5.06(b)     8/15/2024         10,703
    3,715    Ennis ISD (NBGA)                                            4.58(b)     8/15/2025          2,307
    3,720    Ennis ISD (NBGA)                                            4.60(b)     8/15/2026          2,198
    4,710    Harris County Cultural Education Facilities Finance Corp.   5.00       12/01/2027          5,194
    1,400    Harris County Cultural Education Facilities Finance Corp.   5.00        6/01/2028          1,439
   40,000    Harris County IDC                                           5.00        2/01/2023         43,047
    1,895    Hidalgo County Health Services Corp.                        4.75        8/15/2017          1,897
      350    Hidalgo County Health Services Corp.                        5.00        8/15/2019            350
    3,805    Hidalgo County Health Services Corp.                        5.00        8/15/2022          3,949
    1,785    Hidalgo County Health Services Corp.                        5.00        8/15/2026          1,834
    4,000    Houston Airport System                                      5.00        7/01/2024          4,451
    7,000    Houston Airport System                                      5.00        7/01/2025          7,771
    3,850    Houston Higher Education Finance Corp.                      5.25        9/01/2031          4,141
    4,075    Houston Higher Education Finance Corp.                      5.25        9/01/2032          4,350
    3,635    Houston ISD Public Facility Corp. (INS)                     5.35(b)     9/15/2015          3,599
    4,955    Houston ISD Public Facility Corp. (INS)                     5.35(b)     9/15/2015          4,906
    6,955    Houston ISD Public Facility Corp. (INS)                     5.38(b)     9/15/2016          6,775
    2,635    Houston ISD Public Facility Corp. (INS)                     5.38(b)     9/15/2016          2,567
    3,885    Houston ISD Public Facility Corp. (INS)                     5.40(b)     9/15/2017          3,682
      680    Judson ISD (INS)                                            5.00        2/01/2023            683
      465    Judson ISD (INS)                                            5.00        2/01/2024            467
      105    La Porte ISD (INS)                                          5.00        2/15/2022            109
    1,490    La Porte ISD (INS) (PRE)                                    5.00        2/15/2022          1,553
      225    La Porte ISD (INS)                                          5.00        2/15/2024            234
    3,310    La Porte ISD (INS) (PRE)                                    5.00        2/15/2024          3,450
    1,655    Lewisville (INS)                                            5.38        9/01/2015          1,659

================================================================================

34  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 4,555    Lower Colorado River Auth. (INS)                            4.38%       5/15/2025     $    4,817
    2,000    Lower Colorado River Auth. (INS)                            4.38        5/15/2026          2,110
    1,245    Marlin ISD Public Facility Corp.,
               acquired 7/22/1998; cost $1,265(e)                        5.85        2/15/2018          1,271
    3,425    Mesquite Health Facilities Dev. Corp.                       5.50        2/15/2025          3,474
    2,040    Midlothian Dev. Auth. (INS)                                 5.00       11/15/2018          2,095
    2,235    Midlothian Dev. Auth. (INS)                                 5.00       11/15/2021          2,258
    1,695    Midlothian Dev. Auth. (INS)                                 5.00       11/15/2026          1,701
    2,295    Midlothian Dev. Auth.                                       5.13       11/15/2026          2,299
    2,155    New Braunfels ISD (NBGA)                                    3.04(b)     2/01/2023          1,672
    2,500    North Texas Tollway Auth.                                   6.00        1/01/2023          2,832
   15,000    North Texas Tollway Auth.                                   6.00        1/01/2025         17,268
    1,220    Nueces River Auth. (INS)                                    5.00        7/15/2023          1,283
    1,530    Nueces River Auth. (INS)                                    5.00        7/15/2024          1,606
    2,965    Plano ISD (NBGA)                                            4.50        2/15/2023          3,078
    2,000    Red River Education Finance Corp.                           4.38        3/15/2025          2,122
    3,000    Red River Education Finance Corp.                           4.38        3/15/2026          3,166
    8,395    Rockwall ISD (NBGA)                                         5.14(b)     2/15/2022          6,081
    9,205    Sabine River Auth. (INS)                                    4.95        3/01/2018         10,019
    2,000    San Leanna Education Facilities Corp.                       5.00        6/01/2018          2,166
    1,965    San Leanna Education Facilities Corp.                       5.13        6/01/2023          2,059
    1,000    San Leanna Education Facilities Corp.                       5.13        6/01/2024          1,041
    1,545    San Leanna Education Facilities Corp.                       5.13        6/01/2025          1,601
    5,200    Schertz-Cibolo-Universal City ISD (NBGA)                    4.86(b)     2/01/2023          3,494
    3,320    State                                                       5.00        8/01/2016          3,372
    3,750    Tarrant County Cultural Education Facilities Finance Corp.  5.25       11/15/2022          3,906
    1,100    Tarrant County Cultural Education Facilities Finance Corp.  6.00       11/15/2026          1,139
    8,300    Tarrant County Cultural Education Facilities Finance Corp.  5.13        5/15/2027          8,315
    5,000    Tarrant Regional Water District (INS)                       4.38        3/01/2021          5,217
    7,000    Transportation Commission                                   4.38        4/01/2025          7,552
   13,000    Transportation Commission                                   4.50        4/01/2026         14,148
    7,170    Tyler Health Facilities Dev. Corp.                          5.25       11/01/2019          7,867
    7,945    Tyler Health Facilities Dev. Corp.                          5.25       11/01/2021          8,584
    3,360    Tyler Health Facilities Dev. Corp.                          5.25       11/01/2022          3,621
    3,800    Tyler Health Facilities Dev. Corp.                          5.25       11/01/2023          4,052
    8,745    Tyler Health Facilities Dev. Corp.                          5.25        7/01/2026          9,054
   10,000    Tyler Health Facilities Dev. Corp.                          5.50        7/01/2027         10,808
   10,000    Univ. of Texas Board of Regents                             4.25        8/15/2025         10,735
    1,795    Weatherford ISD (NBGA)                                      4.73(b)     2/15/2023          1,264
    1,795    Weatherford ISD (NBGA)                                      4.77(b)     2/15/2024          1,198
    5,970    Williamson County (INS)                                     5.13        2/15/2022          6,638

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 1,385    Wylie ISD (NBGA)                                             5.00%(b)   8/15/2014     $    1,384
    1,690    Wylie ISD (NBGA)                                             5.10(b)    8/15/2015          1,683
                                                                                                   ----------
                                                                                                      384,601
                                                                                                   ----------
             UTAH (0.3%)
   18,337    Jordanelle Special Service District,
               acquired 6/18/2009; cost $18,337(e),(f),(h),(i)           12.00       8/01/2030         11,515
                                                                                                   ----------
             VERMONT (0.3%)
    9,000    EDA                                                          5.00      12/15/2020         10,279
                                                                                                   ----------
             VIRGINIA (1.0%)
    1,750    Albemarle County IDA                                         5.00       1/01/2024          1,757
    2,290    College Building Auth.                                       5.00       6/01/2021          2,374
   11,280    College Building Auth.                                       5.00       6/01/2026         11,467
   14,924    Farms of New Kent Community Dev. Auth.,
               acquired 9/08/2006-10/04/2007; cost $14,395(e),(f),(i)     5.13       3/01/2036          7,438
   10,000    Roanoke County EDA                                           5.00       7/01/2025         10,852
    1,000    Small Business Financing Auth.                               5.13       9/01/2022          1,052
                                                                                                   ----------
                                                                                                       34,940
                                                                                                   ----------
             WASHINGTON (0.2%)
      400    Higher Education Facilities Auth.                            5.20      10/01/2017            402
    5,000    Tobacco Settlement Auth.                                     5.25       6/01/2031          5,250
                                                                                                   ----------
                                                                                                        5,652
                                                                                                   ----------
             WISCONSIN (0.8%)
    8,300    Health and Educational Facilities Auth.                      5.13       2/15/2026          8,749
    1,500    Health and Educational Facilities Auth.                      5.00       8/15/2026          1,653
    2,000    Health and Educational Facilities Auth.                      5.00       7/15/2028          2,096
    1,935    Health and Educational Facilities Auth.                      5.00       8/15/2029          2,068
    5,000    Health and Educational Facilities Auth.                      5.13       4/15/2031          5,203
    6,000    Sheboygan (INS)                                              5.00       9/01/2015          6,326
                                                                                                   ----------
                                                                                                       26,095
                                                                                                   ----------
             Total Fixed-Rate Instruments (cost: $2,689,496)                                        2,818,619
                                                                                                   ----------
             PUT BONDS (8.0%)

             ARIZONA (1.7%)
   16,000    Health Facilities Auth.                                      1.91(j)    2/01/2048         15,959
   30,000    Health Facilities Auth.                                      1.91(j)    2/01/2048         29,518
   12,500    Maricopa County                                              6.00       5/01/2029         12,559
                                                                                                   ----------
                                                                                                       58,036
                                                                                                   ----------
             CALIFORNIA (0.9%)
   10,000    Bay Area Toll Auth.                                          0.96(j)    4/01/2045          9,894
   17,000    Bay Area Toll Auth.                                          1.16(j)    4/01/2045         16,985

================================================================================

36  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
    3,000    Health Facilities Financing Auth.                           4.95%       7/01/2026     $    3,034
                                                                                                   ----------
                                                                                                       29,913
                                                                                                   ----------
             FLORIDA (0.7%)
    7,375    Miami-Dade County IDA                                       4.00       10/01/2018          7,614
   16,000    Putnam County Dev. Auth. (INS)                              5.35        3/15/2042         18,189
                                                                                                   ----------
                                                                                                       25,803
                                                                                                   ----------
             ILLINOIS (0.4%)
    5,000    Chicago Board of Education                                  0.89(j)     3/01/2036          4,940
    7,500    Educational Facilities Auth.                                4.75       11/01/2036          8,219
                                                                                                   ----------
                                                                                                       13,159
                                                                                                   ----------
             LOUISIANA (0.5%)
   16,750    St. Charles Parish                                          4.00       12/01/2040         17,268
                                                                                                   ----------
             MASSACHUSETTS (0.2%)
    6,000    Dev. Finance Agency (PRE)                                   5.75       12/01/2042          7,297
                                                                                                   ----------
             MICHIGAN (0.5%)
   15,000    Hospital Finance Auth.                                      6.00       12/01/2034         17,626
                                                                                                   ----------
             NEW MEXICO (1.0%)
   10,000    Farmington                                                  4.75        6/01/2040         10,730
   20,000    Farmington                                                  5.20        6/01/2040         22,180
                                                                                                   ----------
                                                                                                       32,910
                                                                                                   ----------
             OHIO (1.2%)
    8,000    Air Quality Dev. Auth.                                      5.75        6/01/2033          8,585
   30,000    Water Dev. Auth.                                            4.00       12/01/2033         30,957
                                                                                                   ----------
                                                                                                       39,542
                                                                                                   ----------
             PENNSYLVANIA (0.9%)
    8,800    Beaver County IDA                                           2.70        4/01/2035          8,808
   11,000    Berks County Municipal Auth.                                1.56(j)    11/01/2039         11,004
    1,750    Economic Dev. Financing Auth.                               1.75       12/01/2033          1,779
    8,750    Economic Dev. Financing Auth.                               3.00       11/01/2041          8,632
                                                                                                   ----------
                                                                                                       30,223
                                                                                                   ----------
             Total Put Bonds (cost: $260,258)                                                         271,777
                                                                                                   ----------
             ADJUSTABLE-RATE NOTES (0.6%)

             NEW JERSEY (0.6%)
   10,000    EDA                                                         1.61        9/01/2027          9,853
   10,000    EDA                                                         1.66        3/01/2028          9,750
                                                                                                   ----------
                                                                                                       19,603
                                                                                                   ----------
             Total Adjustable-Rate Notes (cost: $20,000)                                               19,603
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
             VARIABLE-RATE DEMAND NOTES (6.3%)

             CALIFORNIA (0.9%)
  $10,200    Golden State Tobacco Securitization Corp. (INS)(LIQ)(h)     0.46%       6/01/2045     $   10,200
   15,000    State (LIQ)(LOC - Dexia Credit Local)(h)                    0.39        8/01/2027         15,000
    4,815    Victorville Joint Powers Financing Auth.
               (LOC - BNP Paribas)                                       1.31        5/01/2040          4,815
                                                                                                   ----------
                                                                                                       30,015
                                                                                                   ----------
             CONNECTICUT (0.2%)
    5,000    State(k)                                                    0.39        7/01/2017          5,000
                                                                                                   ----------
             IDAHO (0.6%)
   19,885    American Falls Reservoir District                           0.26        2/01/2025         19,885
                                                                                                   ----------
             KENTUCKY (0.1%)
    5,000    Economic Dev. Finance Auth. (INS)(LIQ)(h)                   0.31        6/01/2016          5,000
                                                                                                   ----------
             NEW YORK (0.4%)
    1,800    Albany IDA (LOC - RBS Citizens, N.A.)                       0.31        7/01/2016          1,800
    3,490    Oneida County IDA (LOC - RBS Citizens, N.A.)                0.16        7/01/2037          3,490
    7,275    Urban Dev. Corp. (LIQ)(LOC - Dexia Credit Local)(h)         0.28        3/15/2024          7,275
                                                                                                   ----------
                                                                                                       12,565
                                                                                                   ----------
             PENNSYLVANIA (2.1%)
   14,875    Butler County General Auth. (INS)(LIQ)                      0.15        9/01/2027         14,875
   55,365    Emmaus General Auth. (INS)(LIQ)                             0.15       12/01/2028         55,365
    2,405    Wilkinsburg Municipal Auth. (LOC - Citizens
               Bank of Pennsylvania)                                     0.38        3/01/2027          2,405
                                                                                                   ----------
                                                                                                       72,645
                                                                                                   ----------
             TEXAS (1.0%)
    8,800    Port of Port Arthur Navigation District                     0.24       12/01/2039          8,800
   11,000    Port of Port Arthur Navigation District                     0.24       12/01/2039         11,000
   10,590    Port of Port Arthur Navigation District                     0.24       12/01/2039         10,590
    4,000    Port of Port Arthur Navigation District                     0.24       11/01/2040          4,000
                                                                                                   ----------
                                                                                                       34,390
                                                                                                   ----------
             WASHINGTON (0.2%)
    6,000    Health Care Facilities Auth. (INS)(LIQ)                     0.35       12/01/2036          6,000
                                                                                                   ----------
             WYOMING (0.8%)
   28,200    Gillette                                                    0.25        1/01/2018         28,200
                                                                                                   ----------
             Total Variable-Rate Demand Notes (cost: $213,700)                                        213,700
                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $3,183,454)                                                  $3,323,699
                                                                                                   ==========

================================================================================

38  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

---------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)              (LEVEL 2)        (LEVEL 3)
                                       QUOTED PRICES      OTHER SIGNIFICANT      SIGNIFICANT
                                   IN ACTIVE MARKETS             OBSERVABLE     UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS                 INPUTS           INPUTS        TOTAL
---------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                            $-             $2,807,104          $11,515   $2,818,619
Put Bonds                                          -                271,777                -      271,777
Adjustable-Rate Notes                              -                 19,603                -       19,603
Variable-Rate Demand Notes                         -                213,700                -      213,700
---------------------------------------------------------------------------------------------------------
Total                                             $-             $3,312,184          $11,515   $3,323,699
---------------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                   FIXED-RATE INSTRUMENTS
---------------------------------------------------------------------------------------------------------
Balance as of March 31, 2013                                                                      $     -
Purchases                                                                                               -
Sales                                                                                                (294)
Transfers into Level 3                                                                             13,347
Transfers out of Level 3                                                                                -
Net realized gain (loss) on investments                                                                 -
Change in net unrealized appreciation/depreciation on investments                                  (1,538)
---------------------------------------------------------------------------------------------------------
Balance as of March 31, 2014                                                                      $11,515
---------------------------------------------------------------------------------------------------------

For the period of April 1, 2013, through March 31, 2014, a fixed-rate instrument with a fair value of $13,347,000 was transferred from Level 2 to Level 3. Due to an assessment of events at the end of the reporting period, the security was adjusted for a liquidity discount. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2014

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) At March 31, 2014, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) Pay-in-kind (PIK) -- Security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (d) A portion of the coupon is payable in kind (PIK) 7.07% (5.02% cash, 2.05% PIK).

    (e) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the Trust's Board of Trustees (the Board). The aggregate market value of these securities at March 31, 2014, was $20,886,000, which represented 0.6% of the Fund's net assets.

================================================================================

40  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    (f) Currently the issuer is in default with respect to interest and/or principal payments.

    (g) At March 31, 2014, the aggregate market value of securities purchased on a when-issued basis was $34,028,000.

    (h) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (i) Security was fair valued at March 31, 2014, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $18,953,000, which represented 0.6% of net assets of the Fund.

    (j) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at March 31, 2014.

    (k) Variable-rate remarketed obligation -- Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2014

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $3,183,454)         $3,323,699
  Cash                                                                        44,320
  Receivables:
     Capital shares sold                                                       4,193
     USAA Asset Management Company (Note 6C)                                       2
     USAA Transfer Agency Company (Note 6D)                                        6
     Interest                                                                 39,545
     Securities sold                                                          27,909
                                                                          ----------
        Total assets                                                       3,439,674
                                                                          ----------
LIABILITIES
  Payables:
     Securities purchased                                                     33,834
     Capital shares redeemed                                                   1,408
     Dividends on capital shares                                               1,662
  Accrued management fees                                                        921
  Accrued transfer agent's fees                                                   18
  Other accrued expenses and payables                                             94
                                                                          ----------
        Total liabilities                                                     37,937
                                                                          ----------
           Net assets applicable to capital shares outstanding            $3,401,737
                                                                          ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                         $3,287,930
  Overdistribution of net investment income                                      (91)
  Accumulated net realized loss on investments                               (26,347)
  Net unrealized appreciation of investments                                 140,245
                                                                          ----------
           Net assets applicable to capital shares outstanding            $3,401,737
                                                                          ==========
  Net asset value, redemption price, and offering price per share:
     Fund Shares (net assets of $3,381,571/253,120 shares outstanding)    $    13.36
                                                                          ==========
     Adviser Shares (net assets of $20,166/1,509 shares outstanding)      $    13.36
                                                                          ==========

See accompanying notes to financial statements.

================================================================================

42  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                         $ 134,962
                                                                          ---------
EXPENSES
  Management fees                                                            10,739
  Administration and servicing fees:
     Fund Shares                                                              4,735
     Adviser Shares                                                              14
  Transfer agent's fees:
     Fund Shares                                                              1,058
     Adviser Shares                                                               2
  Distribution and service fees (Note 6E):
     Adviser Shares                                                              23
  Custody and accounting fees:
     Fund Shares                                                                369
     Adviser Shares                                                               1
  Postage:
     Fund Shares                                                                 46
  Shareholder reporting fees:
     Fund Shares                                                                 31
  Trustees' fees                                                                 16
  Registration fees:
     Fund Shares                                                                 41
     Adviser Shares                                                              19
  Professional fees                                                             164
  Other                                                                          49
                                                                          ---------
         Total expenses                                                      17,307
  Expenses reimbursed:
     Adviser Shares                                                             (20)
                                                                          ---------
         Net expenses                                                        17,287
                                                                          ---------
NET INVESTMENT INCOME                                                       117,675
                                                                          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
     Unaffiliated transactions                                              (17,995)
     Affiliated transactions (Note 8)                                         1,861
  Change in net unrealized appreciation/depreciation                        (84,412)
                                                                          ---------
         Net realized and unrealized loss                                  (100,546)
                                                                          ---------
  Increase in net assets resulting from operations                        $  17,129
                                                                          =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                2014             2013
---------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $  117,675     $  119,375
   Net realized gain (loss) on investments                       (16,134)           124
   Change in net unrealized appreciation/depreciation
       of investments                                            (84,412)        78,609
                                                              -------------------------
       Increase in net assets resulting from operations           17,129        198,108
                                                              -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                              (117,287)      (119,052)
       Adviser Shares                                               (328)          (227)
                                                              -------------------------
           Total distributions of net investment income         (117,615)      (119,279)
                                                              -------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                    94,585         77,212
   Adviser Shares                                                 12,815          1,459
                                                              -------------------------
       Total net increase in net assets from capital
           share transactions                                    107,400         78,671
                                                              -------------------------
   Capital contribution from USAA Transfer Agency
       Company (Note 6D):
       Fund Shares                                                     6              -
                                                              -------------------------
   Net increase in net assets                                      6,920        157,500
NET ASSETS
   Beginning of year                                           3,394,817      3,237,317
                                                              -------------------------
   End of year                                                $3,401,737     $3,394,817
                                                              =========================
Overdistribution of net investment income:
   End of year                                                $      (91)    $      (60)
                                                              =========================

See accompanying notes to financial statements.

================================================================================

44  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Tax Exempt Intermediate-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Intermediate-Term Fund Shares (Fund Shares) and Tax Exempt Intermediate-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of

================================================================================

46  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

       comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include variable-rate demand notes which are valued at amortized cost. All other level 2 securities are valued based on methods discussed in Note 1A1.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by quoted prices discounted for liquidity and other relevant information related to the security. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of

================================================================================

48  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2014, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $33,746,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2014, there were no custodian and other bank credits.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2014, the Fund paid CAPCO facility fees of $17,000, which represents 5.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing

================================================================================

50  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bonds and market discount adjustments resulted in reclassifications to the statement of assets and liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $91,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2014, and 2013, was as follows:

                                                   2014                 2013
                                               --------------------------------
Tax-exempt income                              $117,615,000        $119,279,000

As of March 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                    $  4,521,000
Accumulated capital and other losses                                (26,347,000)
Unrealized appreciation of investments                              140,245,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At March 31, 2014, the Fund had no pre-enactment capital loss carryforwards and post-enactment net capital loss carryforwards of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

$26,347,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

       POST-ENACTMENT CAPITAL LOSS CARRYFORWARDS
-------------------------------------------------------
                     TAX CHARACTER
-------------------------------------------------------
(NO EXPIRATION)                               BALANCE
---------------                             -----------
 Short-Term                                 $ 7,034,000
 Long-Term                                   19,313,000
                                            -----------
      Total                                 $26,347,000
                                            ===========

For the year ended March 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2014, were $384,980,000 and $305,854,000, respectively.

As of March 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $3,183,454,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2014, for federal income tax purposes, were $170,100,000 and $29,855,000, respectively, resulting in net unrealized appreciation of $140,245,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

52  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                     YEAR ENDED                  YEAR ENDED
                                   MARCH 31, 2014              MARCH 31, 2013
--------------------------------------------------------------------------------
                                 SHARES       AMOUNT        SHARES       AMOUNT
                                ------------------------------------------------
FUND SHARES:
Shares sold                      50,004     $ 669,158       36,811     $ 504,163
Shares issued from reinvested
 dividends                        7,124        94,802        7,064        96,833
Shares redeemed                 (50,411)     (669,375)     (38,382)     (523,784)
                                ------------------------------------------------
Net increase from capital share
 transactions                     6,717     $  94,585        5,493     $  77,212
                                ================================================
ADVISER SHARES:
Shares sold                       1,209     $  16,030          116     $   1,593
Shares issued from reinvested
 dividends                           10           129            4            50
Shares redeemed                    (251)       (3,344)         (14)         (184)
                                ------------------------------------------------
Net increase from capital share
 transactions                       968     $  12,815          106     $   1,459
                                ================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Intermediate Municipal Debt Funds Index over the performance period. The Lipper Intermediate Municipal Debt Funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    Index tracks the total return performance of the 30 largest funds in the Lipper Intermediate Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
------------------------------------------------------------------------------
+/- 0.20% to 0.50%                  +/- 0.04%
+/- 0.51% to 1.00%                  +/- 0.05%
+/- 1.01% and greater               +/- 0.06%

 (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $10,739,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $1,871,000 and $3,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.06% and 0.04%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such

================================================================================

54  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2014, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $4,735,000 and $14,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2014, the Fund reimbursed the Manager $88,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through August 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 0.75% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2014, the Adviser Shares incurred reimbursable expenses of $20,000, of which $2,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2014, the Fund Shares and Adviser Shares incurred

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    transfer agent's fees, paid or payable to SAS, of $1,058,000 and $2,000, respectively. Additionally, the Fund recorded a receivable from SAS of $6,000 at March 31, 2014, for adjustments related to corrections to shareholder transactions.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2014, the Adviser Shares incurred distribution and service (12b-1) fees of $23,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2014, USAA and its affiliates owned 378,000 shares, which represent 25.0% of the Adviser Shares and 0.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended March 31, 2014, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of

================================================================================

56  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                      COST TO        GAIN (LOSS)
         SELLER                  PURCHASER           PURCHASER        TO SELLER
--------------------------------------------------------------------------------
USAA Tax Exempt             USAA Tax Exempt
 Intermediate-Term Fund      Short-Term Fund          $41,452,000    $1,861,000
USAA New York               USAA Tax Exempt
 Bond Fund                   Intermediate-Term Fund     2,933,000      (327,000)
USAA Tax Exempt             USAA Tax Exempt
 Long-Term Fund              Intermediate-Term Fund    20,845,000       (64,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MARCH 31,
                                 ---------------------------------------------------------------------------
                                       2014              2013            2012            2011           2010
                                 ---------------------------------------------------------------------------
Net asset value at
  beginning of period            $    13.75        $    13.41      $    12.56      $    12.83     $    11.88
                                 ---------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                 .50               .50             .54             .56            .57
  Net realized and
    unrealized gain (loss)             (.39)              .34             .85            (.26)           .96
                                 ---------------------------------------------------------------------------
Total from investment
  operations                            .11               .84            1.39             .30           1.53
                                 ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.50)             (.50)           (.54)           (.56)          (.57)
  Realized capital gains                  -                 -            (.00)(a)        (.01)          (.01)
                                 ---------------------------------------------------------------------------
Total distributions                    (.50)             (.50)           (.54)           (.57)          (.58)
                                 ---------------------------------------------------------------------------
Net asset value at end
  of period                      $    13.36        $    13.75      $    13.41      $    12.56     $    12.83
                                 ===========================================================================
Total return (%)*                       .85              6.31           11.25            2.29          13.07(b)
Net assets at end
  of period (000)                $3,381,571        $3,387,366      $3,231,474      $2,794,641     $2,859,691
Ratios to average
  net assets:**
  Expenses (%)(c)                       .55               .54             .54             .52            .47(b)
  Net investment income (%)            3.72              3.63            4.11            4.35           4.55
Portfolio turnover (%)                   10                11              13              14              7

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2014, average net assets were $3,155,944,000.
(a) Represents less than $0.01 per share.
(b) During the year ended March 31, 2010, SAS reimbursed the Fund Shares $66,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by less than 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

58  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                 PERIOD ENDED
                                              YEAR ENDED MARCH 31,                MARCH 31,
                                   ----------------------------------------------------------
                                      2014            2013            2012           2011***
                                   ----------------------------------------------------------
Net asset value at
  beginning of period              $ 13.75          $13.41          $12.56         $13.05
                                   ------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                .47             .47             .51            .35
  Net realized and
    unrealized gain (loss)            (.39)            .34             .85           (.48)
                                   ------------------------------------------------------
Total from investment operations       .08             .81            1.36           (.13)
                                   ------------------------------------------------------
Less distributions from:
  Net investment income               (.47)           (.47)           (.51)          (.35)
  Realized capital gains                 -               -            (.00)(a)       (.01)
                                   ------------------------------------------------------
Total distributions                   (.47)           (.47)           (.51)          (.36)
                                   ------------------------------------------------------
Net asset value at end of period   $ 13.36          $13.75          $13.41         $12.56
                                   ======================================================
Total return (%)*                      .64            6.10           11.03          (1.04)
Net assets at end of period (000)  $20,166          $7,451          $5,843         $4,756
Ratios to average net assets:**
  Expenses (%)(b)                      .75             .75             .75            .75(c)
  Expenses, excluding
    reimbursements (%)(b)              .96            1.14            1.38           1.56(c)
  Net investment income (%)           3.51            3.41            3.90           4.15(c)
Portfolio turnover (%)                  10              11              13             14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2014, average net assets were $9,335,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Represents less than $0.01 per share.
(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

EXPENSE EXAMPLE

March 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2013, through March 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the

================================================================================

60  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                        BEGINNING              ENDING             DURING PERIOD*
                                      ACCOUNT VALUE        ACCOUNT VALUE         OCTOBER 1, 2013 -
                                     OCTOBER 1, 2013       MARCH 31, 2014         MARCH 31, 2014
                                     --------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00            $1,033.00                $2.79

Hypothetical
 (5% return before expenses)             1,000.00             1,022.19                 2.77

ADVISER SHARES
Actual                                   1,000.00             1,032.00                 3.75

Hypothetical
 (5% return before expenses)             1,000.00             1,021.24                 3.73

* Expenses are equal to the annualized expense ratio of 0.55% for Fund Shares and 0.74% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.30% for Fund Shares and 3.20% for Adviser Shares for the six-month period of October 1, 2013, through March 31, 2014.

================================================================================

                                                           EXPENSE EXAMPLE |  61

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

62  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc.
(FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

================================================================================

64  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee
  (3)  Member of Audit Committee
  (4)  Member of Pricing and Investment Committee
  (5)  Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

66  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group
(FASG) General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

68  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

204976-0514

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA         WE KNOW WHAT IT MEANS TO SERVE.(R)
   =============================================================================
   40857-0514                                (C)2014, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 10 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended March 31, 2014 and 2013 were $250,012 and $259,333, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended March 31, 2014 and 2013 were $15,000 and $0, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for March 31, 2014 and 2013 were $421,468 and $387,250, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:     06/03/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     06/05/2014
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     06/05/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.